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                                                                   EXHIBIT 99(a)

         VALUE CITY DEPARTMENT STORES, INC. IS NOW RETAIL VENTURES, INC.

               NAME CHANGE REFLECTS BREADTH OF ITS RETAIL BRANDS,
                          NEW HOLDING COMPANY STRUCTURE

Columbus, Ohio, October 7, 2003 - Value City Department Stores, Inc. - the operator of a total of 272 retail stores including the names Value City Department Stores, Filene's Basement and DSW stores in 29 states - today announced the adoption of a new holding company structure for its operating units and a stand- alone service organization. As a result, the stock of Value City Department Stores, Inc. will be exchanged on a share-for-share basis for shares of the new holding company, Retail Ventures, Inc., and Value City Department Stores, Inc. will become a wholly owned subsidiary of Retail Ventures, Inc. The common stock of the new holding company will trade on the New York Stock Exchange under the symbol "RVI" effective October 8, 2003.

John Rossler, President and CEO of Retail Ventures, Inc., said, "At its simplest level, this corporate restructuring eliminates any confusion between Value City Department Stores as a major off-price department store chain and its parent company.

"But more important," he added, "our new holding company structure and corporate name better suit the retailing company we are today. RVI operates a strong portfolio of operating companies that bracket the off-price retail segment, both in terms of price point and merchandising as well as geography. We are investing in the future of our brands and see strong growth potential in each. The new holding company structure allows us to increase efficiency and lower costs at the operating company level by centralizing key support services like Finance and Accounting, Information Technology, Human Resources and Administration, Loss Prevention, Marketing, Logistics/Distribution Centers, and Legal in a stand-alone service organization."

Retail Ventures, Inc. (NYSE: RVI), headquartered in Columbus, Ohio, is a leading off-price retailer with stores in 29 states concentrated in the Midwest, Northeast and Southeast. It currently operates 116 Value City Department

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Stores, 21 Filene's Basement stores, and 135 DSW stores.

This release contains statements that Retail Ventures, Inc. believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and intended to enjoy the protection of the safe harbor for forward-looking statements provided by that Act. These forward-looking statements generally can be identified by use of phrases such as "believe," "expect," "anticipate," "intend," "plan," "foresee", "see" or other similar words or phrases. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. These statements discuss, among other things, expected growth, future revenues, future cash flows, future performance and the anticipation and expectations of Retail Ventures, Inc. and its management as to future occurrences and trends. These forward-looking statements are subject to risks, uncertainties and other factors, domestically and internationally, including, the decline in demand for our merchandise, productivity and profitability, marketing strategies, liquidity, vendor and their factor relations, flow of merchandise, compliance with our credit agreements, the availability of desirable store locations on suitable terms, changes in consumer spending patterns, consumer preferences and overall economic conditions, the impact of competition and pricing, changes in weather patterns, changes in existing or potential duties, tariffs or quotas, paper and printing costs, the ability to hire and train associates and development of management information systems, and other risks. We discuss certain of these matters more fully in other of our filings with the SEC, including our Annual Report on Form 10-K for our fiscal year 2003, which was filed with the SEC on May 1, 2003; this release should be read in conjunction with our Annual Report on Form 10-K, and together with all our other filings, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, made with the SEC through the date of this report. You are urged to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements. As a result of these matters, including changes in facts, assumptions not being realized or other circumstances, our actual results may differ materially from historical results or from anticipated results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are made only as of the date of this report and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

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